UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

October 18, 2005

Date of Report (Date of Earliest Event Reported)

RENASANT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Mississippi	000-12154	64-0676974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

209 Troy Street, Tupelo, Mississippi 38802-0709

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including area code: (662) 680-1001

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

As previously reported on a Current Report on Form 8-K filed on September 26, 2005 with the Securities and Exchange Commission, on September 20, 2005, Renasant Corporation’s Audit Committee approved the engagement of Horne LLP (“Horne”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005, pending the final completion of Horne’s customary client acceptance procedures and execution of an engagement letter.  On October 6, 2005, Horne completed its client acceptance procedures and provided the Company and Audit Committee with an engagement letter dated October 6, 2005.  On October 18, 2005, the Audit Committee and the Company approved the engagement of Horne LLP and executed the engagement letter.  During the Company’s two most recent fiscal years and through October 6, 2005, the Company did not consult with Horne regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or events set forth in Item 304 (a)(2)(ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION
Registrant

DATE: October 21, 2005	/s/ E. Robinson McGraw
E. Robinson McGraw
Chairman, President & Chief Executive Officer